UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
_________________

FORM 8-K
_________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 12, 2016
CORPORATE OFFICE PROPERTIES TRUST
CORPORATE OFFICE PROPERTIES, L.P.
(Exact name of registrant as specified in its charter)

Corporate Office Properties Trust	Maryland	1-14023	23-2947217
	(State or other jurisdiction of	(Commission File	(IRS Employer
	incorporation or organization)	Number)	Identification No.)

Corporate Office Properties, L.P.	Delaware	333-189188	23-2930022
	(State or other jurisdiction of	(Commission File	(IRS Employer
	incorporation or organization)	Number)	Identification No.)

6711 Columbia Gateway Drive, Suite 300
Columbia, Maryland 21046
(Address of principal executive offices)
(443) 285-5400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2016, as described further below, Corporate Office Properties Trust (the “Registrant”) and its subsidiary, Corporate Office Properties, L.P. (the “Operating Partnership”), entered into a Letter Agreement (the “2016 Letter Agreement”) with Stephen E. Budorick, the Registrant’s President and Chief Executive Officer, regarding Mr. Budorick’s participation in the Registrant’s and the Operating Partnership’s Executive Change in Control and Severance Plan (the “Plan”). The 2016 Letter Agreement, effective May 12, 2016, supersedes a previous Letter Agreement between the Registrant, the Operating Partnership and Mr. Budorick, dated September 26, 2014, pertaining to his participation in the Plan. The 2016 Letter Agreement establishes a five-year participation period for Mr. Budorick under the Plan, after which he will cease to participate in the Plan unless otherwise agreed to by the Registrant, the Operating Partnership and Mr. Budorick.

Under the Plan, each executive selected to participate is entitled to receive the following payments and benefits in the event the executive is terminated prior to the end of any defined participation period for any reason other than death, disability or for “cause,” as defined in the Plan, or is “Constructively Discharged,” as defined in the Plan: (1) a severance payment equal to a specified severance multiple, described below, multiplied by the sum of the executive’s annual base salary plus the average of the executive’s annual cash performance bonuses for the last three years; (2) a pro-rated annual cash performance bonus for the year of termination through the date of termination based on the amount of the executive’s target annual cash performance bonus for that year; (3) full vesting of equity awards subject to a time-based vesting schedule (with vesting of equity awards subject to performance-based vesting conditions to remain governed by the terms of the applicable award agreement); (4) the right to exercise existing stock options for up to 18 months following termination; and (5) continuing coverage under the Operating Partnership’s group medical, dental and vision plans for 12 months following termination unless such benefits are available to the executive through another group plan. If any payments and benefits to be paid or provided to an executive, whether pursuant to the Plan or otherwise, would be subject to “golden parachute” excise taxes under the Internal Revenue Code, the executive’s payments and benefits will be reduced to the extent necessary to avoid such excise taxes, but only if such a reduction of pay or benefits would result in a greater after-tax benefit to the executive.

An executive’s receipt of payments and benefits under the Plan will be conditioned upon the executive’s execution of a general release of claims in favor of the Registrant and the Operating Partnership. In addition, in order to participate in the Plan, an executive must agree to comply with non-competition and non-solicitation covenants while the executive is employed and for 12 months thereafter and confidentiality and non-disparagement covenants. The Registrant and the Operating Partnership may amend or terminate the Plan at any time, provided that executive’s rights to payments and benefits upon a termination in connection with or within 12 months after a “Change in Control,” as defined in the Plan, may not be adversely affected by an amendment or termination occurring within 12 months before or after the Change in Control.

Mr. Budorick’s severance multiple under the Plan will be 2.00 or, in the event of a termination in connection with a Change in Control or within 12 months thereafter, the multiple will be 2.99.

The description set forth above is only a summary of the 2016 Letter Agreement and is qualified in its entirety by reference to the full 2016 Letter Agreement, which is filed herewith as Exhibit 99.1.

Also on, and effective, May 12, 2016, Mr. Budorick was elected as a member of the Board of Trustees for a one-year term by the Board of Trustees.

Item 5.07.             Submission of Matters to a Vote of Security Holders

On May 12, 2016, COPT held its Annual Meeting of Shareholders. At such meeting, the shareholders voted on proposals relating to:

•	the election of eight trustees, each for a one-year term;

•	the ratification of the appointment of PricewaterhouseCoopers LLP as COPT’s independent registered public accounting firm for the current fiscal year; and

•	an advisory vote to approve the compensation of COPT’s named executive officers as disclosed in its proxy statement filed on March 28, 2016.

The voting results at the meeting were as follows:

Proposal 1: Election of Trustees

Name of Nominee	Shares For	Shares Against	Shares Withheld	Broker Non-Votes
Thomas F. Brady	86,022,696	732,072	84,891	3,225,542
Robert L. Denton, Sr.	86,020,443	734,327	84,889	3,225,542
Philip L. Hawkins	86,271,152	483,319	85,188	3,225,542
Elizabeth A. Hight	86,245,834	508,790	85,035	3,225,542
David M. Jacobstein	86,336,863	417,906	84,890	3,225,542
Stephen D. Kesler	86,029,856	724,913	84,890	3,225,542
C. Taylor Pickett	86,259,055	495,416	85,188	3,225,542
Richard Szafranski	86,337,802	416,967	84,890	3,225,542

	Votes Cast
	For	Against	Abstain	Broker Non-Votes
Proposal 2: Ratification of the Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the Current Fiscal Year	89,410,945	569,712	84,544	N/A

	Votes Cast
	For	Against	Abstain	Broker Non-Votes
Proposal 3: Advisory Vote to Approve Compensation of Named Executive Officers	84,974,869	1,761,673	103,117	3,225,542

Item 9.01    Financial Statements and Exhibits.
(a)    Financial Statements of Businesses Acquired
None
(b)    Pro Forma Financial Information
None
(c)    Shell Company Transactions
None
(d)    Exhibits

Exhibit Number	Exhibit Title
99.1	Letter Agreement, dated May 12, 2016, between Corporate Office Properties Trust, Corporate Office Properties, L.P., and Stephen E. Budorick

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	CORPORATE OFFICE PROPERTIES TRUST		CORPORATE OFFICE PROPERTIES, L.P.
By: Corporate Office Properties Trust,
its General Partner

	/s/ Anthony Mifsud		/s/ Anthony Mifsud
	Anthony Mifsud		Anthony Mifsud
	Executive Vice President and Chief Financial Officer		Executive Vice President and Chief Financial Officer

Dated:	May 17, 2016	Dated:	May 17, 2016

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Letter Agreement, dated May 12, 2016, between Corporate Office Properties Trust, Corporate Office Properties, L.P., and Stephen E. Budorick